UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2020

REMSLEEP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53450	47-5386867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

637 N. Orange Ave, Suite 609, Orlando, FL	32789
(Address of principal executive offices)	(Zip Code)

(912) 590-2001

Registrant’s telephone number, including area code:

 Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the ExchangeAct

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act RemSleep Holdings, Inc. is referred to herein as “we”, “us” or “our”.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 27, 2020, the Registrant issued a press release (the "Press Release"). A copy of the Press Release is attached hereto and incorporated herein by reference in its entirety as Exhibit 99.1.

The information in this Item 7.01 (and in the Press Release) is being furnished to, and shall not be deemed "filed" with, the SEC for purposes of the Section 18 of the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued January 27, 2020

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMSLEEP HOLDINGS, INC.
Date: January 27, 2020	By:	/s/ Tom Wood
Name: Tom Wood
Title: Chief Executive Officer

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